CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT
THIS FIRST AMENDMENT (the “First Amendment”) is made and entered into as of the 23rd day of August, 2017, (the “Execution Date”) by and between HINES GLOBAL REIT MARLBOROUGH CAMPUS LLC, a Delaware limited liability company (“Landlord”), and HOLOGIC, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord (as successor-in-interest to Marlborough Campus Limited Partnership) and Tenant (as successor-in-interest to Cytyc Corporation) are parties to that certain lease dated December 31, 2003 (the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing 216,218 rentable square feet comprising the entire building known as “Building 3” and located at 250 Campus Drive, Marlborough, Massachusetts (the “Premises”) in that certain building complex known as The Campus at Marlborough (the “Project”) consisting of four (4) buildings comprising 531,980 rentable square feet.
B.    The Lease by its terms shall expire on December 31, 2018 (the “Expiration Date”), and in lieu of exercising the first of its two five-year extension terms pursuant to Section 2.2 of the Lease, Tenant desires to extend the Term of the Lease for a period of seven (7) years, and Landlord is willing to extend the Term of the Lease on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
I.    Extension of Term. The Term of the Lease is hereby extended for a period of seven (7) years (the “Extension Term”), commencing January 1, 2019, and expiring on December 31, 2025 (the “Extended Expiration Date”). Except as otherwise set forth herein, the Extension Term shall be upon all of the same terms and conditions of the Lease.

A.    Rent.

(i)    Base Rent. With respect to the Extension Term, Tenant shall pay Base Rent for the Premises in the amounts set forth below:

Period	Annual Base Rent	Monthly Base Rent	Base Rent Per Rentable Square Foot
1/1/19 – 12/31/19	[***]	[***]	[***]
1/1/20 – 12/31/20	[***]	[***]	[***]
1/1/21 – 12/31/21	[***]	[***]	[***]
1/1/22 – 12/31/22	[***]	[***]	[***]
1/1/23 – 12/31/23	[***]	[***]	[***]
1/1/24 – 12/31/24	[***]	[***]	[***]
1/1/25 – 12/31/25	[***]	[***]	[***]

(ii)    Additional Rent.

(1)    With respect to the Extension Term, Tenant shall continue to pay Tenant’s Share of Direct Expenses (i.e., the sum of Operating Expenses and Tax Expenses) and Tenant’s Building Share in accordance with Article 4 of the Lease.

(2)    With respect to the Extension Term, Tenant shall continue to pay Tenant’s Water Cost, Tenant’s Electricity Cost, and other charges for which Tenant is directly responsible pursuant to Article 4 of the Lease.

B.
Condition of Premises. Whereas Tenant is in occupancy of the Premises, with respect to the Extension Term, Tenant shall take the Premises “as-is”, in the condition in which the Premises is in as of the commencement date of the Extension Term, and without any obligation on the part of Landlord to refurbish the Premises, and without any representation or warranty by Landlord to Tenant as to the condition of the Premises or the Building.

C.    Responsibility for Improvements to Premises. In the event Tenant desires any leasehold improvements be made to refurbish the Premises for the Extension Term, said work shall be done at Tenant’s sole cost and expense.

II.
Cash Allowance. In order to induce Tenant to enter into this First Amendment, Landlord shall pay to Tenant a cash allowance in the amount of $265,768.00 (the “Cash Allowance”). The Cash Allowance shall be available to Tenant following the full execution and delivery of this First Amendment by the parties, and Tenant may use the Cash Allowance for any purpose Tenant deems appropriate.

II.
Security Deposit. Reference is made to the fact that Landlord is currently holding a Security Deposit in the amount of $500,000.00 in the form of a letter of credit (the “Current Security Deposit”) pursuant to the provisions of Article 21 of the Lease. Upon the full execution and delivery of this First Amendment by the parties, (x) Article 21 of the Lease shall be deleted in its entirety and shall be of no further force and effect, and (y) Landlord shall return the Current Security Deposit to Tenant.

III.	Extension Option. Tenant shall continue to have two (2) options to further extend the Term of the Lease for periods of five (5) years each, on the terms and conditions set forth in the Lease.

IV.	Notices.
For all purposes of the Lease, the notice address for Landlord is as follows:
Hines Global REIT Marlborough Campus I LLC
c/o Hines Global REIT Inc.
2800 Post Oak Boulevard, Suite 4800
Houston, Texas 77056
Attention: Sherri Shugart

With copies of any notices to Landlord shall be sent to:

Hines Interests Limited Partners
100 Campus Drive
Marlborough, Massachusetts 01752
Attention: Property Manager

And

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: Hines

V.	Inapplicable Lease Provision. Exhibit I (Landlord’s Repair Work) of the Lease shall have no applicability with respect to this First Amendment.
VI.    Miscellaneous.

B.
This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this First Amendment.

C.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

D.	In the case of any inconsistency between the provisions of the Lease and this First Amendment, the provisions of this First Amendment shall govern and control.

E.
Submission of this First Amendment by Landlord is not an offer to enter into this First Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this First Amendment until Landlord has executed and delivered the same to Tenant.

F.
The capitalized terms used in this First Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this First Amendment.

G.
Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this First Amendment, other than Jones Lang LaSalle (the “Broker”). Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the “Landlord Related Parties”) harmless from all claims of any brokers claiming to have represented Tenant in connection with this First Amendment, other than the Broker. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the “Tenant Related Parties”) harmless from all claims of any brokers claiming to have represented Landlord in connection with this First Amendment. Landlord agrees to pay any brokerage commission that may be due to the Broker by reason of this First Amendment.

H.
Each signatory of this First Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This First Amendment may be executed in any number of counterparts which when taken as a whole shall constitute one and the same document.

[Signatures appear on following page]
IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First Amendment as of the day and year first above written.

LANDLORD:

HINES GLOBAL REIT MARLBOROUGH CAMPUS LLC, a Delaware limited liability company By: /s/ Kevin L. McMeans Name: Kevin L. McMeans Title: Manager

TENANT:
HOLOGIC, INC. a Delaware corporation By: /s/ Ed Zielinski Name: Ed Zielinski Title: VP Global Real Estate

First Amendment, Page 1